                                                               EXHIBIT 10.8

October 24, 1995

                          LETTER OF AGREEMENT BETWEEN
     e. ventures, Los Angeles, Ca. and Network Publishing, Inc., Provo, Ut.


            THE FOLLOWING POINTS HAVE BEEN AGREED UPON BY THE ABOVE COMPANIES INVOLVED IN AN INTERNET YELLOW PAGES PROJECT:

o from the day Network Publishing receives database from e. ventures each company agrees to work diligently for a minimum period of one year to make this project successful.

o based upon meeting it's one-year requirement Network Publishing will receive an annuity where it will obtain one percent of e. ventures revenues in the future even if Network Publishing chooses no longer to continue providing "services", and e. ventures will continue to use the credit - "developed in association with Network Publishing, Inc., a Compuserve company".

o after the one-year period each company will give a minimum 90 days notice to the other company before terminating this agreement.

o e. ventures will be responsible for editorial content, databases, marketing, selling and promoting for a Yellow Pages product. Additional, e. ventures will provide those administrative and customer service functions necessary to support sales people, advertisers and end users.

o Network Publishing will be responsible for the "services" of building and maintaining, in a timely manner, databases and content provided by e. ventures. This activity includes the building of software programs which support a search engine and other functions of this Internet service.

o e. ventures will make advances against future earned revenue to Network Publishing for the purpose of additional hardware purchases. Advances will be based on a mutually agreed need for additional hardware and upon meeting proposed sales plan.


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o e. ventures will develop its own trademarks and copyrights for the Yellow
Pages project, as well as various other trademarks and copyrights to be used as part of the project.

o Network Publishing will receive a percentage of revenues for their on going "services" for the project. (see attached page 3 of 3)

o e. ventures will own the database and all software developed for use in the project, once Network Publishing has received either a percentage of revenues or cash payment to the costs incurred in their development of the database and software. Although if this agreement is terminated by Network Publishing, e. ventures will still receive the database and software, but will not be responsible for covering those development costs.

o Each Web Page developed will carry the copyrights of:
        1995 e. ventures, Inc.,
        developed in association with Network Publishing, Inc., a Compuserve company.

o e. ventures is in the Incorporation process in the State of California, and all agreements, liabilities, etc. will be assigned to the new Corporation.

o name          Robert Tracht
                --------------------------


o signature     /s/ Robert Tracht
                --------------------------

o company       e. ventures
                --------------------------

o date          10/30/95
                --------------------------



o name          [SIG]
                __________________________


o signature     [SIG]
                --------------------------

o company       Network Publishing, Inc.
                --------------------------

o date          11/1/95
                --------------------------

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               GRADUATED PAYMENT PLAN TO NETWORK PUBLISHING, INC.

===============================================================================
                       PERCENTAGE LEVELS BASED ON REVENUE
                                5% to $7,499,999
                           6% $7,499,999 - $9,499,999
                          7% $9,499,999 - $12,499,999
                               7.5% $12,500,000+
===============================================================================

                    $ VOLUME          5%              6%               7%          7.50%
                   -------------------------------------------------------------------------
WORST CASE         $3,425,000      $171,250
---------------------------------------------

OK CASE            $5,000,000      $250,000
------------------------------------------

                   $6,000,000      $300,000
---------------------------------------------

PLAN               $7,600,000                      $456,000
------------------------------------------------------------

                  $10,000,000                                      $700,000
                 -----------------------------------------------------------

                  $12,500,000                                                       $937,500
                 ----------------------------------------------------------------------------

2ND YEAR PLAN     $25,000,000                                                     $1,875,000
---------------------------------------------------------------------------------------------

3RD YEAR PLAN     $50,000,000                                                     $3,750,000
---------------------------------------------------------------------------------------------


        PAYMENTS ARE MADE MONTHLY ON INVOICES PAID IN THE PREVIOUS MONTH



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